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                                     SCHEDULE 14A

                       INFORMATION REQUIRED IN PROXY STATEMENT
                               SCHEDULE 14A INFORMATION
             PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                                 EXCHANGE ACT OF 1934

  Filed by the Registrant  /X/
  Filed by a Party other than the Registrant  / /
  Check the appropriate box:
  / /Preliminary Proxy Statement
  / /Confidential, for Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))
  /X/Definitive Proxy Statement
  / /Definitive Additional Materials
  / /Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  GALAXY FUND II
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                   (Name of Registrant as Specified in Its Charter)
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       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
  /X/     No fee required.

  / /Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:
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  (2) Aggregate number of securities to which transaction applies:
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  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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  (4) Proposed maximum aggregate value of transaction:
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  (5) Total fee paid:
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  / / Fee paid previously with preliminary materials.

  / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and registration statement number, or the Form or Schedule and the date of its filing.

  (1)     Amount Previously Paid:
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  (2)     Form, Schedule or Registration Statement No.:
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  (3)     Filing Party
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  (4)     Date Filed:  October 28, 1998
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                                 GALAXY FUND II
                               UTILITY INDEX FUND

                             ---------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             ---------------------

                                                                October 28, 1998

To the Shareholders of the
Utility Index Fund
  of Galaxy Fund II

    A Special Meeting of Shareholders of the Utility Index Fund (the "Fund") of Galaxy Fund II (the "Trust") will be held on December 11, 1998 at 10:00 a.m. Eastern Time, at the offices of First Data Investor Services Group, Inc., 4400 Computer Drive, Westboro, Massachusetts 01581-5108, for the following purposes:

    (1) The approval or disapproval of a change in the Fund's sub-classification from diversified to non-diversified and elimination of related investment limitations.

    (2) The transaction of such other business as may properly come before the meeting or any adjournment thereof.

    The proposal referred to above is discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting of Shareholders in person. Shareholders of record at the close of business on October 15, 1998 have the right to vote at the Special Meeting. IF YOU CANNOT BE PRESENT AT THE MEETING, WE URGE YOU TO FILL IN, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN ORDER THAT THE MEETING CAN BE HELD AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED.

    YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

                                  W. BRUCE McCONNEL, III
                                  SECRETARY

                      WE NEED YOUR PROXY VOTE IMMEDIATELY

    A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE SPECIAL MEETING OF SHAREHOLDERS OF THE UTILITY INDEX FUND SCHEDULED FOR DECEMBER 11, 1998 WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, THE TRUST WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL IN ALLOWING THE TRUST TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY.

                                 GALAXY FUND II

                              4400 COMPUTER DRIVE
                       WESTBORO, MASSACHUSETTS 01581-5108

                                PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Galaxy Fund II (the "Trust") for use at a Special Meeting of Shareholders of the Trust's Utility Index Fund (the "Fund") to be held in the offices of the Trust's transfer agent and sub-administrator, First Data Investor Services Group, Inc. ("Investor Services Group"), 4400 Computer Drive, Westboro, Massachusetts 01581-5108, on December 11, 1998 at 10:00 a.m. Eastern Time (such meeting and any adjournments thereof, the "Meeting").

    It is expected that the solicitation of proxies will be primarily by mail. In connection with the solicitation, the Trust's service contractors have retained PROXY ADVANTAGE, a service provided by a wholly-owned subsidiary of Investor Services Group, to assist in the solicitation of proxies by mail and to tabulate votes returned at an estimated cost to the Fund of $27,500 plus out-of-pocket expenses. The Trust's officers and service contractors may also solicit proxies by telephone, facsimile or personal interview.

    Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed Proxy are expected to be distributed to shareholders on or about November 3, 1998.

    A proxy is enclosed with respect to the shares you own in the Fund. If the proxy is executed properly and returned, the shares represented by it will be voted at the Meeting in accordance with the instructions thereon. Each full share is entitled to one vote and each fractional share to a proportionate fractional vote. If you do not expect to be present at the Meeting and wish your shares to be voted, please complete the enclosed proxy and mail it in the enclosed reply envelope.

                                    PROPOSAL

           APPROVAL OF CHANGE OF SUB-CLASSIFICATION FROM DIVERSIFIED
                 TO NON-DIVERSIFIED AND ELIMINATION OF RELATED
                             INVESTMENT LIMITATIONS

    The Fund is an "index fund," which means that it attempts to match (before expenses) the investment performance of the market segment represented by a designated index of securities. The designated index is the S&P Utilities Index (the "Index"), which is comprised of the stocks of approximately 40 companies that reflect various segments of the utility industry. The Fund attempts to remain fully invested in those securities on the basis of their weightings in the Index.

    Recently, Fleet Investment Advisors, Inc. ("Fleet"), the Fund's investment adviser, recommended that shareholders be asked to approve a change in the sub-classification of the Fund. At present, the Fund is classified as a diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). As a diversified company, the Fund must invest at least 75% of the value of its total assets in securities of issuers
(i) which do not constitute more than 5% of the value of the total assets of the Fund and (ii) in which the Fund holds not more than 10% of the voting securities.

    Given the composition of the Index, the limitations imposed by the 1940 Act have on occasion presented difficulties for the Fund because the stocks of a small number of issuers have comprised a relatively large percentage of the value of the Index. At such times, if the Fund acquires securities in proportion to their weightings in the Index, the Fund might hold the stocks of five or fewer issuers that in the aggregate represent over 25% of the Fund's total assets, each of which constitutes more than 5% of the value of the Fund's total assets. This situation would make it impossible for the Fund to match the weightings of the Index and at the same time comply with the 5% diversification requirement. The Fund could possibly face similar difficulties with the 10% voting securities limitation. These limitations could prevent the Fund from providing investment results that match the price and yield performance of stocks represented in the Index. A change in the sub-classification of the Fund to a non-diversified company will eliminate the need for the Fund to comply with the limitations imposed on diversified investment companies by the 1940 Act.

    Investment return on a non-diversified investment company typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified investment company. Consequently, the change in value of any one security may affect the overall value of a non-diversified investment company more than it would a diversified investment company, and thereby subject the market-based net asset value per share of the non-diversified investment company to greater fluctuations. In addition, a non-diversified investment company may be more susceptible to economic, political and regulatory developments than a diversified investment company with similar objectives may be.

    At the Meeting, Shareholders will be asked to approve a change in the sub-classification of the Fund from a diversified company to a non-diversified company so that the Fund can more closely match the Index. This also requires approval to eliminate the following investment limitations of the Fund:

    Other than investments in U.S. Government securities:

    (1) With respect to 75% of its assets, the Fund will not invest more than 5% of its total assets in the securities of any one issuer; and

    (2) The Fund will not purchase more than 10% of the voting securities of any one issuer.

    Even as a non-diversified investment company, the Fund would remain subject to the more limited diversification requirement that is imposed on all regulated investment companies by the Internal Revenue Code of 1986. The Internal Revenue Code test applies at the end of each fiscal quarter, and generally requires that at least 50% of the value of the Fund's total assets be represented by the types of assets which satisfy the 75% asset diversification requirement imposed by the 1940 Act. In addition, no more than 25% of the value of the investment company's assets may be invested in the securities of any one issuer.

    For the reasons set forth above, at a meeting of the Trust's Board of Trustees held on September 10, 1998, the proposed modification to the Fund's sub-classification and elimination of the related investment limitations was unanimously approved by the Board, subject to shareholder approval at the Meeting.

    THE TRUST'S BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE CHANGE IN THE SUB-CLASSIFICATION OF THE UTILITY INDEX FUND AND THE ELIMINATION OF THE RELATED INVESTMENT LIMITATIONS.

                               VOTING INFORMATION

    VOTING PROCEDURES. Approval of the change in the sub-classification of the Fund and elimination of the related investment limitations requires the vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act), which means the lesser of (a) the holders of 67% or more of the voting securities of the Fund present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

    RECORD DATE. Only shareholders of record at the close of business on October 15, 1998 will be entitled to vote at the Meeting. On that date there were

3,987,833.449 shares of the Fund outstanding and entitled to be voted at the Meeting.

    QUORUM. A quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present at the Meeting but which have not been voted. Abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will not be treated as shares that are present at the Meeting and, accordingly, could make it more difficult to obtain the requisite approval.

    In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST the proposal against any adjournment.

    OTHER SHAREHOLDER INFORMATION. As of October 15, 1998, no shareholder known to the Trust held of record or beneficially more than 5% of the outstanding shares of the Fund. As of October 15, 1998, the officers and directors of the Trust owned less than 1% of the outstanding shares of the Fund.

    ADMINISTRATOR, ADVISER AND DISTRIBUTOR. Fleet National Bank (the "Administrator"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., serves as the Fund's administrator. The principal offices of the Administrator are located at 50 Kennedy Plaza, Providence, Rhode Island 02903-2305. The Administrator has entered into a sub-administration agreement with Investor Services Group, a wholly-owned subsidiary of First Data Corporation. First Data Distributors, Inc. (the "Distributor") serves as the exclusive distributor of the shares of the Fund. The Distributor is a wholly-owned subsidiary of Investor Services Group. The principal offices of Investor Services Group and the Distributor are located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108. The principal offices of Fleet, the Fund's investment adviser, are located at 75 State Street, Boston, Massachusetts 02109.

                                 OTHER MATTERS

    The Trust does not intend to hold Annual Meetings of Shareholders except to the extent that such meetings may be required under the 1940 Act or other applicable law. Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Trust at its principal office within a reasonable time before such meeting.

    No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders properly arise, including any questions as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

Dated: October 28, 1998

    SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

    THE TRUST WILL FURNISH, WITHOUT CHARGE, COPIES OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO ANY SHAREHOLDER UPON REQUEST. THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED FROM THE TRUST BY WRITING TO THE TRUST AT 4400 COMPUTER DRIVE, WESTBORO, MASSACHUSETTS 01581-5108 OR BY CALLING 1-800-628-0414.

Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

              Please fold and detach card at perforation before mailing


GALAXY FUND II
Utility Index Fund


     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF GALAXY FUND II (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST'S UTILITY INDEX FUND (THE "FUND") TO BE HELD AT THE OFFICES OF FIRST DATA INVESTOR SERVICES GROUP, INC., 4400 COMPUTER DRIVE, WESTBORO, MASSACHUSETTS 01581-5108 ON DECEMBER 11, 1998 AT 10:00 a.m. (EASTERN TIME).

     THE UNDERSIGNED HEREBY APPOINTS JYLANNE DUNNE, WILLIAM GREILICH AND CHRISTINE P. RITCH, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED, TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF BENEFICIAL INTEREST HELD IN THE FUND BY THE UNDERSIGNED ON OCTOBER 15, 1998, THE RECORD DATE FOR THE SPECIAL MEETING, UPON THE FOLLOWING MATTER AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING, IN THEIR DISCRETION.

DATE:
     ---------------

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


-------------------------------------
SIGNATURE(s)

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     Please fold and detach card at perforation before mailing

     EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

     PLEASE VOTE BY MARKING AN 'X' IN THE APPROPRIATE BOX BELOW.

     Vote on Proposal
1.   Proposal to approve a change to the Fund's        FOR    AGAINST    ABSTAIN
     sub-classification from diversified to            [ ]      [ ]        [ ]
     non-diversified and to eliminate related investment limitations.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

          PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.